UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2013
                                             ----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

FIRST TRUST
STRATEGIC
HIGH INCOME
FUND II

        Semi-Annual
          Report
 For the Six Months Ended
      April 30, 2013

FIRST TRUST      BROOKFIELD

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TABLE OF CONTENTS
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2013

Shareholder Letter ..........................................................  1
At A Glance .................................................................  2
Portfolio Commentary ........................................................  3
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities ......................................... 15
Statement of Operations ..................................................... 16
Statements of Changes in Net Assets ......................................... 17
Statement of Cash Flows ..................................................... 18
Financial Highlights ........................................................ 19
Notes to Financial Statements ............................................... 20
Additional Information ...................................................... 28

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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             FIRST TRUST STRATEGIC HIGH INCOME FUND II SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 14% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Strategic High Income Fund II and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
"AT A GLANCE"
AS OF APRIL 30, 2013 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FHY
Common Share Price                                           $17.41
Common Share Net Asset Value ("NAV")                         $17.91
Premium (Discount) to NAV                                     (2.79)%
Net Assets Applicable to Common Shares                 $151,458,525
Current Monthly Distribution per Common Share (1)            $0.120
Current Annualized Distribution per Common Share             $1.440
Current Distribution Rate on Closing Common Share Price (2)    8.27%
Current Distribution Rate on NAV (2)                           8.04%

------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------
            Common Share Price     NAV
4/12              17.34           16.69
                  17.11           16.68
                  17.28           16.67
                  15.82           16.38
5/12              16.76           16.29
                  16.36           16.04
                  16.73           16.13
                  16.38           16.09
                  16.83           16.30
6/12              17.03           16.41
                  17.00           16.39
                  17.13           16.49
                  17.36           16.61
7/12              17.58           16.58
                  17.59           16.64
                  17.51           16.73
                  17.46           16.72
                  17.28           16.80
8/12              17.45           16.83
                  17.30           16.88
                  17.79           17.16
                  17.68           17.18
9/12              17.84           17.04
                  17.88           17.04
                  17.65           17.03
                  17.69           17.13
10/12             17.77           17.08
                  17.78           16.98
                  17.43           16.93
                  16.40           16.79
                  16.68           16.91
11/12             17.05           17.06
                  16.59           17.12
                  16.42           17.24
                  16.57           17.27
12/12             16.43           17.28
                  16.93           17.34
                  17.02           17.52
                  17.20           17.56
1/13              17.28           17.66
                  17.09           17.47
                  17.03           17.42
                  17.15           17.46
2/13              17.20           17.46
                  17.45           17.38
                  17.36           17.48
                  16.89           17.55
                  17.19           17.56
3/13              17.26           17.60
                  17.14           17.50
                  17.32           17.64
                  17.20           17.64
                  17.35           17.81
4/13              17.41           17.91


------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                                                                  Average Annual Total Return
                                                                             -------------------------------------
                                           6 Months Ended    1 Year Ended    5 Years Ended   Inception (3/28/2006)
                                              4/30/2013        4/30/2013       4/30/2013         to 4/30/2013
FUND PERFORMANCE (3)
NAV                                             9.62%           17.48%          -0.64%              -3.24%
Market Value                                    2.76%            9.92%          -3.32%              -4.25%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index       5.62%           12.71%          11.60%               9.65%
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Corporate Bonds and Notes                      80.3%
Foreign Corporate Bonds and Notes               6.6
Manufactured Housing Loans                      5.5
Residential Mortgage-Backed Securities          4.3
Senior Floating-Rate Loan Interests             1.6
Commercial Mortgage-Backed Securities           1.3
Collateralized Mortgage Obligations             0.4
Equity                                          0.0*
Collateralized Debt Obligations                 0.0*
--------------------------------------------------------
                                      Total   100.0%
                                              ======

* Amount is less than 0.1%.

--------------------------------------------------------
                                              % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
--------------------------------------------------------
AAA                                             0.6%
AA-                                             0.5
A                                               1.1
A-                                              1.0
BBB+                                            0.1
BBB-                                            1.8
BB+                                             6.5
BB                                              6.4
BB-                                            13.6
B+                                             17.6
B                                              15.3
B-                                             16.9
CCC+                                           11.0
CCC                                             2.0
CCC-                                            1.6
CC                                              1.2
C                                               1.2
D                                               1.2
NR                                              0.4
--------------------------------------------------------
                                      Total   100.0%
                                              ======

(1) Most recent distribution paid or declared through 4/30/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2013. Subject to change in the future. (3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated

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PORTFOLIO COMMENTARY
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2013


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with over $184 billion in assets under management as of March 31, 2013. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield Asset Management is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield Asset Management's public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield Asset Management's core competencies and include global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2013.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high-yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 27 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society. He holds the Chartered Financial Analyst designation.

ANTHONY BREAKS, CFA
SENIOR DIRECTOR

Mr. Breaks, who has over 15 years of investment experience, is a Portfolio Manager on the Securitized Products Investments Team. He is a team leader in mortgage-backed securities ("MBS") and asset-backed securities. Mr. Breaks has also managed securitized products vehicles, such as structured investment vehicles ("SIV"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in electrical engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

Early in the six-month period, all eyes were focused on the Presidential elections, which appeared to be too close to call right up to the last minute, but which seemed to offer two drastically different visions for the country. Immediately following the re-election of President Obama, focus shifted to the so-called "fiscal cliff:" automatic tax increases of such magnitude that many economists warned of recession. A last minute compromise softened the blow, shortly followed by federal spending cuts on March 1 under the sequester. While these were responsible steps toward fiscal responsibility at the federal level, they

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PORTFOLIO COMMENTARY - (CONTINUED)
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were surrounded by intense political rhetoric which may have shattered consumer confidence. Fortunately, both consumers and markets looked through the politics and remained positive. Also in March, worry was fueled by a banking crisis in Cyprus which raised the possibility of insured bank depositors receiving less than the full value on their deposits. While the final resolution made insured depositors whole, Cyprus imposed capital controls, which runs counter to resolutions by the European Union ("EU") and may bode poorly for other peripheral European countries. Investors once again questioned the integrity of the EU. As if that weren't enough, commentators began carefully watching economic releases for possible signs of a fourth consecutive summer slowdown with attendant market correction.

It is sometimes said that financial markets climb a "wall of worry" to higher returns. These repeated crises may have been just such a wall and investors ultimately returned to a "risk-on" posture, driving equity markets to record or near-record highs. As the high-yield bond market tends to be more correlated to equities than Treasuries, it is not surprising that the high-yield market returned a strong 7.3% over the reporting period despite stable interest rates.

U.S. Treasury yields, as measured by the 10-year Treasury bond, fell two basis points this period. Flat Treasury yields, coupled with strong high-yield market returns, pushed the high-yield market spread down to 444 basis points from 547 basis points at the beginning of the quarter. While this represents a significantly lower spread than we have seen in a while, spreads remain wide to the level normally seen at this point in the credit cycle and may indicate that the market retains value.

Typically in a bull market, the more volatile lower quality credits outperform better quality names, and we saw that this quarter. CCC rated bonds outperformed, returning 11.3% in the period, compared to 7.3% for single B rated bonds.

Corporate credit has been sound for the past few years, and the current default rate is 1.2%.(1) This remains well below the market's 25-year average default rate of 4.2%.(2) The 2013 calendar year begins the fourth year in which high-yield defaults are less than 2%, which is normal for the middle part of the credit cycle. It is not unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The period saw stability in ratings agency activity which began deteriorating in the third quarter of 2011. The trailing twelve-month upgrade/downgrade ratio ended at 1.0x.(3) This means that credit is stable, as measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flow, but we are continuing to see challenging earnings and continued cutting of forward estimates.

In the period, the market saw outperformance in technology, basic industry, and banking, which were up 9.6%, 8.4% and 8.4%, respectively.(4) Outperformers tended to be sectors with greater credit risk or greater sensitivity to economic growth. Underperforming sectors included media, telecommunications, and real estate, which were up 5.8%, 6.0%, and 6.0% respectively.(4) The media sector lagged due to the low-risk nature of cable television companies and poor economics in publishing. Bonds in the telecommunications sector were depressed by the shareholder-friendly actions of some companies and real estate companies tended to be price-constrained due to positive performance in the past.

Fund flows turned positive and new issue volume has been essentially flat so far in 2013. Debt refinancing continued to be the primary use of proceeds for new issuers, representing 68% of all volume, up from 60% last year. Refinancings have the effect of reducing overall risk to high-yield investors by extending debt maturities and reducing "credit hammers." Over the past four years, companies have refinanced a great deal of debt, leaving them with very manageable debt service requirements.

For most of the past year, our view has been that the high-yield bond market has struck a balance between spreads, which are more attractive than usual for the current phase of the credit cycle, and prices, which are well above par and approaching record highs. Last quarter we noted the historical seasonality of high-yield returns; November through May typically represents seasonally strong periods, while June through October typically represents seasonally challenging periods. This period followed the typical pattern as investors went "risk-on" and the high-yield market moved higher.

We retain our positive view of credit and note that new issue trends have lately been risk-reducing rather than risk-additive. Refinancings are up, new issue credit quality is up, mergers and acquisition activity is muted, and despite the headlines surrounding the possible leveraged buyouts of Heinz and Dell, LBO activity is moderate. As we survey the leveraged-finance landscape, we see more signs of re-risking in the leveraged loan market than the high-yield bond market, which may work to the benefit of high-yield bond investors.

We remain very concerned about global political and economic risks as countries in Europe and North America struggle with structural deficits, ballooning debt, and pension liabilities. While markets shrugged off the combined effects of the "fiscal cliff," sequestration, and Cyprus this period, they may not prove so forgiving in the future. As economic growth in the U.S. takes root and deepens, and as a newly rebounding housing market fuels growth, investors are increasingly asking when the

-------------------

1     JP Morgan, High Yield Default Monitor, April 1, 2013, p.1.

2     JP Morgan, High Yield Default Monitor, April 1, 2013, p.2.

3     JP Morgan, High Yield Default Monitor, April 1, 2013, p.10.

4     FactSet analysis for the six-month period ended April 30, 2013.

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PORTFOLIO COMMENTARY - (CONTINUED)
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Federal Reserve will phase out its stimulative policies and allow interest rates to move higher. While the high-yield bond market has historically had little correlation to Treasury bonds, there is always the possibility that rising rates could offset an otherwise positive environment.

The high-yield market is trading at a substantial premium to par value, which we believe substantially limits further upside appreciation. Investors, therefore, should look at current yield as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than past total return. We note that the absolute level of yield in the high-yield market is at or near historic lows, but point out that yield spread to government bond rates remains attractive given the current state of corporate credit.

Securitized Products

Within the Securitized Products' universe, non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") both had strong returns for the-six month period driven by improving fundamentals and extraordinary demand. Issuance of new issue prime deals from dealer conduits and REITs have become frequent, although volumes remain far below pre-crisis levels. CMBS issuance continued its recovery with $37.9 billion in new unguaranteed deals and $31.5 billion in agency-guaranteed CMBS. Agency derivatives, which include interest only ("IO") and inverse IO securities, declined in prices during the fourth quarter of 2012 but rose in the first quarter of 2013. Rising interest rates and slower prepayment speeds during the first quarter led to higher valuation for agency derivatives. We believe agency derivatives will benefit the portfolio when interest rates shift upward in the long term. We continue to see value in the Fund's derivative holdings which generally have elements of protection from prepayment speeds over the long term.

For the U.S. housing market, we believe the low point in prices has passed and the last 12 to 18 months of data have shown consistent strength. The six-month period would have typically shown tepid to negative price levels because the winter months see less home buying demand. In fact, we saw prices increase nationally. Investors in securitized products were typically running conservative assumptions and so the rebound in housing represents a change versus prior forward expectations. The evolution in assumptions has come to incorporate a base line of home price appreciation. We are seeing the improved assumptions in higher prices for bonds, especially those backed by loans most sensitive to housing prices, such as subprime securities, where we have placed particular emphasis.

Technical factors are still in favor of agency pass-through securities and Collateralized Mortgage Obligations ("CMOs"). The Federal Reserve is purchasing $40 billion of agency MBS per month and it is likely that the program will last at least until the end of the year. The Federal Reserve's mortgage purchases will remain the dominant factor in the supply and demand balance, which we believe will support mortgage prices. The mortgage basis is modestly attractive at the current level. We are focused on lower coupon TBAs ("to be announced" trade) for agency mortgage exposure as the monthly carries on these TBAs are attractive.

We remain positive on most securitized products for the remainder of 2013, based on continued improvement in forecasts for collateral performance and lower required yields from investors. With a contraction in the premium for risk, we remain focused on stability and income in evaluating mortgage investments. For many investors, mortgage-backed securities are part of a few remaining products that can offer that stability while still meeting return hurdles. Market sentiment has become positive on housing and housing-related sectors on the view that downside is limited and improvement will be the norm, as it has been for about 15 months. We have been encouraged by positive housing data and our leading indicators these last few quarters and have responded by purchasing securities backed by higher "beta" collateral such as Subprime and Option ARM loans. In the preceding semi-annual period, we saw those investments outperform lower beta products such as fixed coupon prime mortgage-backed securities ("MBS"). We continue to believe this is the best positioning for the portfolio as housing continues its recovery.

Agency MBS returned -0.27% over the six-month period, although this sector benefited from support through the Federal Reserve's mortgage purchase program. The program started in September 2012 at a pace of $40 billion of agency MBS pools per month. Since the program was well anticipated by the market, most price appreciation of agency MBS appears to have occurred before September instead of after the actual announcement. This would explain why the performance of agency MBS did not improve during the six-month period. Given that the net issuance of agency MBS was close to zero, the extra demand from the Federal Reserve helped maintain the prices of agency MBS at premium levels. This activity helped the Fund's specified pools and CMO holdings.

In the non-agency MBS side, virtually all sectors within the Fund's investment guidelines rallied during the period, generally lowering projected yields. Collateral assumptions are trending toward the upside due to improving housing data as well as assumptions regarding defaults and loss severities. For many securities, especially those projected to take principal losses, this has supported forecasted yields even as prices have risen. The assumption of better collateral performance leads to smaller bond loss projections and therefore better yields at a given price. For securities expected to pay in full, improved collateral performance cannot generally improve the yield at a given price. There are no losses to cure with the improved performance. For the Fund's "A" or better allocations, losses are projected to be zero (or quite small), so the price increases

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PORTFOLIO COMMENTARY - (CONTINUED)
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pose a particular challenge. To the degree that we can, we look to sell bonds that have little performance upside to improving housing fundamental in favor of those we believe can and will continue to rally. The price appreciation potential can make up for what can be modest yields to maturity and we also look for split investment-grade rated and less liquid securities that offer higher yields.

Performance Analysis

For the six months ended April 30, 2013, the Fund had a total return(5) of 9.62% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 3.69% to a discount of -2.79%, resulting in a total return(5) of 2.76%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 5.62% for the six months ended April 30, 2013. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

As of April 30, 2013, the Fund's leverage was approximately 26.42% of Managed Assets, which contributed positively to the Fund's performance during the period. However, the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Contributors to performance included the Fund's overweight in the basic industry sector, which outperformed the market, coupled with strong security selection of the bonds in that sector, particularly in building materials, chemicals and forest products. The Fund also benefited from strong security selection in the automotive sector, particularly among auto parts suppliers which outperformed the market.

Detractors from performance came from below-average security selection in the consumer cyclical sector, particularly among food and drug retailers, where conservative bonds underperformed in the current strong market. Also detracting from performance were bonds in the consumer non-cyclical sector, particularly the food sector, where call-constrained bonds held by the Fund lagged the overall market.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2013 and subject to change based on subsequent developments.

-------------------

5 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES - 106.6%

               AUTOMOTIVE - 6.6%
$  1,700,000   American Axle & Manufacturing, Inc..................       6.25%      03/15/21    $   1,799,875
     600,000   American Axle & Manufacturing, Inc..................       6.63%      10/15/22          644,250
   1,750,000   Chrysler Group LLC/Chrysler Group Co-Issuer,
                 Inc. (a) .........................................       8.25%      06/15/21        2,016,875
   1,500,000   Ford Motor Co. (a) .................................       6.50%      08/01/18        1,786,189
   2,000,000   Pittsburgh Glass Works LLC (a) (b) .................       8.50%      04/15/16        2,070,000
     425,000   Tenneco, Inc........................................       6.88%      12/15/20          471,219
   1,150,000   Visteon Corp. (a) ..................................       6.75%      04/15/19        1,246,313
                                                                                                 -------------
                                                                                                    10,034,721
                                                                                                 -------------
               BASIC INDUSTRY - 17.6%
   1,500,000   AK Steel Corp. (a) .................................       7.63%      05/15/20        1,308,750
   1,025,000   Alpha Natural Resources, Inc........................       6.25%      06/01/21          948,125
   1,525,000   ArcelorMittal ......................................       6.13%      06/01/18        1,672,309
   1,675,000   Arch Coal, Inc. (a) ................................       8.75%      08/01/16        1,750,375
     975,000   Arch Coal, Inc......................................       7.25%      06/15/21          897,000
   1,750,000   Associated Materials LLC (a) .......................       9.13%      11/01/17        1,896,562
     500,000   Building Materials Corp. of America (b) ............       6.75%      05/01/21          555,000
   1,160,000   Georgia-Pacific LLC (a) ............................       7.38%      12/01/25        1,614,139
     415,000   Georgia-Pacific LLC (a) ............................       7.25%      06/01/28          556,427
   1,750,000   Hexion US Finance Corp..............................       9.00%      11/15/20        1,828,750
   1,100,000   Huntsman International LLC (a) .....................       8.63%      03/15/21        1,270,500
   1,750,000   Ply Gem Industries, Inc. (a) .......................       8.25%      02/15/18        1,925,000
   1,700,000   Polymer Group, Inc. (a) ............................       7.75%      02/01/19        1,876,375
   1,000,000   Steel Dynamics, Inc. (a) ...........................       7.63%      03/15/20        1,125,000
     825,000   United States Steel Corp............................       7.00%      02/01/18          888,938
     675,000   United States Steel Corp. (a) ......................       7.38%      04/01/20          715,500
   2,100,000   USG Corp. (a) (c) ..................................       9.75%      01/15/18        2,504,250
   1,750,000   Verso Paper Holdings LLC/Verso Paper, Inc...........      11.75%      01/15/19        1,885,625
   1,425,000   Xerium Technologies, Inc. (a) ......................       8.88%      06/15/18        1,464,187
                                                                                                 -------------
                                                                                                    26,682,812
                                                                                                 -------------
               CAPITAL GOODS - 9.5%
   1,750,000   Berry Plastics Corp. (a) ...........................       9.50%      05/15/18        1,955,625
   1,750,000   Coleman Cable, Inc. (a) ............................       9.00%      02/15/18        1,903,125
   1,700,000   Crown Cork & Seal Co., Inc. (a) ....................       7.38%      12/15/26        1,946,500
   1,755,000   Mueller Water Products, Inc. (a) ...................       7.38%      06/01/17        1,812,037
   1,750,000   Owens-Illinois, Inc. (a) ...........................       7.80%      05/15/18        2,078,125
     950,000   Tekni-Plex, Inc. (b) ...............................       9.75%      06/01/19        1,059,250
     650,000   Terex Corp..........................................       6.50%      04/01/20          711,750
   1,350,000   Terex Corp..........................................       6.00%      05/15/21        1,458,000
   1,425,000   Trinseo Materials Operating S.C.A. (b) .............       8.75%      02/01/19        1,428,563
                                                                                                 -------------
                                                                                                    14,352,975
                                                                                                 -------------
               CONSUMER CYCLICAL - 5.6%
   1,750,000   Levi Strauss & Co. (a) .............................       7.63%      05/15/20        1,953,437
   1,775,000   Limited Brands, Inc. (a) ...........................       7.60%      07/15/37        1,959,156
   1,500,000   Michaels Stores, Inc................................       7.75%      11/01/18        1,655,625


                       See Notes to Financial Statements                  Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               CONSUMER CYCLICAL - (CONTINUED)
$    550,000   Phillips-Van Heusen Corp. (a) ......................       7.38%      05/15/20    $     620,813
   2,100,000   Reynolds Group Issuer, Inc. (a) ....................       9.00%      04/15/19        2,278,500
                                                                                                 -------------
                                                                                                     8,467,531
                                                                                                 -------------
               CONSUMER NON-CYCLICAL - 3.6%
   1,226,000   B&G Foods, Inc......................................       7.63%      01/15/18        1,321,015
   1,350,000   C&S Group Enterprises LLC (b) ......................       8.38%      05/01/17        1,458,000
     425,000   Cott Beverages, Inc. (a) ...........................       8.13%      09/01/18          468,562
   1,000,000   Easton-Bell Sports, Inc. (a) .......................       9.75%      12/01/16        1,077,510
   1,125,000   YCC Holdings LLC ...................................      10.25%      02/15/16        1,167,199
                                                                                                 -------------
                                                                                                     5,492,286
                                                                                                 -------------
               ENERGY - 15.6%
   1,750,000   Breitburn Energy Partners LP/Breitburn .............
                 Finance Corp. (a) ................................       8.63%      10/15/20        1,964,375
     250,000   Breitburn Energy Partners LP/Breitburn
                 Finance Corp......................................       7.88%      04/15/22          276,250
     425,000   Calfrac Holdings LP (a) (b) ........................       7.50%      12/01/20          439,875
   1,875,000   Crosstex Energy LP/Crosstex Energy Finance
                 Corp. (a) ........................................       8.88%      02/15/18        2,057,812
   2,060,000   EV Energy Partners LP/EV Energy Finance
                 Corp. (a) ........................................       8.00%      04/15/19        2,204,200
     816,163   GMX Resources, Inc. (a) (d) (j) ....................      11.00%      12/01/17          759,032
   1,050,000   Hercules Offshore LLC (a) (b) ......................      10.50%      10/15/17        1,147,125
   1,700,000   Hilcorp Energy I LP/Hilcorp Finance
                 Co. (a) (b) ......................................       8.00%      02/15/20        1,895,500
   1,750,000   Key Energy Services, Inc. (a) ......................       6.75%      03/01/21        1,837,500
     950,000   Linn Energy LLC/Linn Energy Finance
                 Corp. (a) ........................................       8.63%      04/15/20        1,066,375
     800,000   Linn Energy LLC/Linn Energy Finance Corp............       7.75%      02/01/21          880,000
   1,840,000   Niska Gas Storage US LLC/Niska Gas Storage
                 Canada ULC (a) ...................................       8.88%      03/15/18        1,982,600
   1,275,000   Pioneer Natural Resources Co. (a) ..................       6.65%      03/15/17        1,496,953
   1,675,000   Plains Exploration & Production Co. (a) ............       7.63%      06/01/18        1,753,516
     650,000   Quicksilver Resources, Inc. (a) ....................      11.75%      01/01/16          697,937
     294,000   Sesi LLC (a) .......................................       6.88%      06/01/14          294,735
     250,000   Vanguard Natural Resources LLC/VNR
                 Finance Corp......................................       7.88%      04/01/20          272,500
   2,100,000   Venoco, Inc. (a) ...................................       8.88%      02/15/19        2,126,250
     415,000   W&T Offshore, Inc...................................       8.50%      06/15/19          454,425
                                                                                                 -------------
                                                                                                    23,606,960
                                                                                                 -------------
               FINANCIAL SERVICES - 1.6%
     525,000   General Motors Financial Co., Inc. (b) .............       4.75%      08/15/17          556,500
   1,750,000   Level 3 Communications, Inc. (a) (b) ...............       8.88%      06/01/19        1,940,313
                                                                                                 -------------
                                                                                                     2,496,813
                                                                                                 -------------
               HEALTHCARE - 7.3%
   1,750,000   Community Health Systems, Inc. (a) .................       7.13%      07/15/20        1,957,813

Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               HEALTHCARE - (CONTINUED)
$  1,000,000   DJO Finance LLC/DJO Finance Corp....................       9.88%      04/15/18    $   1,107,500
   1,750,000   HCA, Inc. (a) ......................................       8.00%      10/01/18        2,084,687
     900,000   Health Management Associates, Inc...................       7.38%      01/15/20        1,003,500
   1,045,000   inVentiv Health, Inc. (b) ..........................      10.75%      08/15/18          914,375
   1,725,000   Jaguar Holdings Co./Merger (a) (b) .................       9.50%      12/01/19        2,005,312
   1,925,000   Kindred Healthcare, Inc.............................       8.25%      06/01/19        1,989,969
                                                                                                 -------------
                                                                                                    11,063,156
                                                                                                 -------------
               MEDIA - 8.8%
   1,700,000   American Reprographics Co. (a) .....................      10.50%      12/15/16        1,738,250
   1,850,000   Cablevision Systems Corp. (a) ......................       8.63%      09/15/17        2,206,125
   1,700,000   CCO Holdings LLC/CCO Holdings Capital
                 Corp. (a) ........................................       8.13%      04/30/20        1,929,500
   1,700,000   Clear Channel Communications, Inc. (a) .............       9.00%      03/01/21        1,670,250
   1,850,000   Cumulus Media Holdings, Inc. (a) ...................       7.75%      05/01/19        1,896,250
   1,700,000   Lamar Media Corp. (a) ..............................       7.88%      04/15/18        1,865,750
   1,750,000   Mediacom LLC/Mediacom Capital Corp. (a) ............       9.13%      08/15/19        1,964,375
                                                                                                 -------------
                                                                                                    13,270,500
                                                                                                 -------------
               REAL ESTATE - 1.3%
   1,750,000   Realogy Corp. (a) (b) ..............................       7.88%      02/15/19        1,962,188
                                                                                                 -------------
               SERVICES - 17.5%
   1,650,000   AMC Entertainment, Inc. (a) ........................       8.75%      06/01/19        1,825,313
   1,750,000   Avis Budget Car Rental LLC/Avis Budget
                 Finance, Inc. (a) ................................       8.25%      01/15/19        1,953,437
   2,000,000   Boyd Gaming Corp. (a) (b) ..........................       9.00%      07/01/20        2,190,000
   2,550,000   Casella Waste Systems, Inc. (a) ....................       7.75%      02/15/19        2,479,875
   1,425,000   Cenveo Corp.........................................       8.88%      02/01/18        1,449,938
   1,950,000   Chester Downs & Marina LLC (b) .....................       9.25%      02/01/20        1,889,063
   1,750,000   CityCenter Holdings LLC/CityCenter Finance
                 Corp. (a) ........................................       7.63%      01/15/16        1,887,812
     825,000   Iron Mountain, Inc..................................       5.75%      08/15/24          853,875
   1,750,000   MGM Resorts International (a) ......................       7.63%      01/15/17        1,995,000
     525,000   MGM Resorts International ..........................       8.63%      02/01/19          624,750
   1,786,979   MTR Gaming Group, Inc...............................      11.50%      08/01/19        1,894,197
   1,250,000   National Cinemedia LLC .............................       6.00%      04/15/22        1,368,750
   1,725,000   Palace Entertainment Holdings LLC/Palace
                 Entertainment Holdings Corp. (a) (b) .............       8.88%      04/15/17        1,858,687
   2,100,000   Pulte Group, Inc. (a) ..............................       6.38%      05/15/33        2,142,000
     875,000   RSC Equipment Rental, Inc./RSC
                 Holdings III LLC (a) .............................      10.25%      11/15/19        1,017,188
     875,000   RSC Equipment Rental, Inc./RSC
                 Holdings LLC .....................................       8.25%      02/01/21        1,001,875
                                                                                                 -------------
                                                                                                    26,431,760
                                                                                                 -------------
               TECHNOLOGY & ELECTRONICS - 2.6%
   1,900,000   First Data Corp. (b) ...............................      11.25%      01/15/21        1,995,000


                       See Notes to Financial Statements                  Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
CORPORATE BONDS AND NOTES - (CONTINUED)

               TECHNOLOGY & ELECTRONICS - (CONTINUED)
$  1,775,000   Freescale Semiconductor, Inc. (a) ..................       8.05%      02/01/20    $   1,921,438
                                                                                                 -------------
                                                                                                     3,916,438
                                                                                                 -------------
               TELECOMMUNICATIONS - 7.9%
   2,000,000   Centurylink, Inc. (a) ..............................       7.65%      03/15/42        2,066,090
     860,000   Cincinnati Bell, Inc. (a) ..........................       8.25%      10/15/17          924,500
     900,000   Cincinnati Bell, Inc. (a) ..........................       8.75%      03/15/18          922,500
     375,000   Fairpoint Communications, Inc. (b) .................       8.75%      08/15/19          382,500
   1,750,000   Frontier Communications (a) ........................       7.13%      03/15/19        1,920,625
   1,875,000   MetroPCS Wireless, Inc. (b) ........................       6.63%      04/01/23        2,022,656
   1,700,000   PAETEC Holding Corp. (a) ...........................       9.88%      12/01/18        1,963,500
   1,725,000   Windstream Corp. (a) ...............................       7.00%      03/15/19        1,774,594
                                                                                                 -------------
                                                                                                    11,976,965
                                                                                                 -------------
               UTILITY - 1.1%
   1,556,000   Calpine Corp. (a) (b) ..............................       7.25%      10/15/17        1,655,195
                                                                                                 -------------
               TOTAL CORPORATE BONDS AND NOTES ...............................................     161,410,300
               (Cost $149,828,516)                                                               -------------

FOREIGN CORPORATE BONDS AND NOTES - 8.8%

               AUTOMOTIVE - 1.0%
   1,300,000   Jaguar Land Rover PLC (b) ..........................       8.13%      05/15/21        1,495,000
                                                                                                 -------------
               BASIC INDUSTRY - 5.7%
   1,540,000   Cascades, Inc. (a) .................................       7.88%      01/15/20        1,670,900
   1,150,000   FMG Resources (August 2006) Pty Ltd. (b) ...........       6.88%      04/01/22        1,237,688
   1,750,000   Ineos Group Holdings Ltd. (a) (b) ..................       8.50%      02/15/16        1,781,719
   1,750,000   Masonite International Corp. (a) (b) ...............       8.25%      04/15/21        1,968,750
   1,775,000   Tembec Industries, Inc. (a) ........................      11.25%      12/15/18        1,983,562
                                                                                                 -------------
                                                                                                     8,642,619
                                                                                                 -------------
               ENERGY - 0.8%
     375,000   Petroleum Geo-Services ASA (b) .....................       7.38%      12/15/18          419,063
     645,000   Precision Drilling Corp.............................       6.63%      11/15/20          698,212
                                                                                                 -------------
                                                                                                     1,117,275
                                                                                                 -------------
               TECHNOLOGY & ELECTRONICS - 1.3%
   1,500,000   Legrand France S.A. (a) ............................       8.50%      02/15/25        2,019,214
                                                                                                 -------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES .......................................      13,274,108
               (Cost $12,400,832)                                                                -------------

ASSET-BACKED SECURITIES - 7.9%

               Ace Securities Corp
   1,120,951      Series 2003-MH1, Class A4 (b) ...................       6.50%      08/15/30        1,197,626
               BankAmerica Manufactured Housing Contract
                  Trust II ........................................
   2,300,000      Series 1997-1, Class B1 (e) .....................       6.94%      06/10/21        2,368,944
               Bombardier Capital Mortgage Securitization Corp.
     285,383      Series 1999-B, Class A1B ........................       6.61%      12/15/29          160,206


Page 10                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
ASSET-BACKED SECURITIES - (CONTINUED)

               Citigroup Mortgage Loan Trust, Inc.
$  2,301,000      Series 2003-HE3, Class M4 (f) ...................       3.20%      12/25/33    $   1,016,280
               Conseco Finance Securitizations Corp.
   1,859,026      Series 2000-6, Class M1 .........................       7.72%      09/01/31          444,988
               Green Tree Financial Corp.
   1,036,891      Series 1996-6, Class B1 .........................       8.00%      09/15/27          327,917
     113,986      Series 1997-4, Class B1 .........................       7.23%      02/15/29            8,529
     713,196      Series 1998-4, Class M1 .........................       6.83%      04/01/30          380,324
   2,016,577      Series 1999-3, Class M1 .........................       6.96%      02/01/31          173,861
               GSAMP Trust
   2,930,638      Series 2006-S5, Class A1 (f) ....................       0.29%      09/25/36           40,099
   1,295,478      Series 2007-HE1, Class A2B (f) ..................       0.30%      03/25/47        1,047,692
     224,154      Series 2007-NC1, Class A2A (f) ..................       0.25%      12/25/46          121,393
     433,781      Series 2007-NC1, Class A2B (f) ..................       0.30%      12/25/46          236,859
   2,909,947      Series 2007-NC1, Class A2C (f) ..................       0.35%      12/25/46        1,601,940
               Home Equity Asset Trust
   1,190,000      Series 2006-4, Class 2A4 (f) ....................       0.48%      08/25/36          894,220
               IMC Home Equity Loan Trust
   2,372,118      Series 1997-3, Class B ..........................       7.87%      08/20/28        1,267,646
   2,456,548      Series 1997-5, Class B (g) ......................       7.59%      11/20/28          474,503
               Oakwood Mortgage Investors, Inc.
     822,329      Series 1999-B, Class M1 .........................       7.18%      12/15/26          223,768
               Park Place Securities, Inc.
     175,389      Series 2004-WCW2, Class M10 (f) (h) .............       2.95%      10/25/34              517
                                                                                                 -------------
               TOTAL ASSET-BACKED SECURITIES .................................................      11,987,312
               (Cost $9,226,808)                                                                 -------------

MORTGAGE-BACKED SECURITIES - 7.3%

              COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%
               Citicorp Mortgage Securities, Inc.
   2,334,698      Series 2007-2, Class 1A3 ........................       6.00%      02/25/37        2,463,303
               Countrywide Alternative Loan Trust
     244,697      Series 2006-41CB, Class 2A14 ....................       6.00%      01/25/37          210,483
     196,305      Series 2007-11T1, Class A37 (f) .................      38.82%      05/25/37          375,094
               Countrywide Home Loan Mortgage Pass
                  Through Trust
     296,627      Series 2006-21, Class A8 ........................       5.75%      02/25/37          278,580
     805,550      Series 2007-10, Class A5 ........................       6.00%      07/25/37          738,693
               HarborView Mortgage Loan Trust
   2,977,846      Series 2005-9, Class B10 (e) (f) ................       1.95%      06/20/35           93,783
               MASTR Asset Securitization Trust
     299,948      Series 2006-2, Class 1A10 (f) ...................       6.00%      06/25/36          298,880
               Residential Accredit Loans, Inc.
     204,199      Series 2007-Q56, Class A2 (f) ...................      53.92%      04/25/37          521,090


                       See Notes to Financial Statements                 Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

 PRINCIPAL                                                              STATED        STATED
   VALUE                           DESCRIPTION                          COUPON       MATURITY        VALUE
------------   ----------------------------------------------------   -----------   ----------   -------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

               COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
               Residential Asset Securitization Trust
$  1,206,206      Series 2005-A8CB, Class A11 .....................       6.00%      07/25/35    $   1,130,961
               Structured Asset Securities Corp.
     134,414      Series 2003-10, Class A .........................       6.00%      04/25/33          143,032
               Washington Mutual Alternative Mortgage
                  Pass-Through Certificates .......................
      61,016      Series 2007-5, Class A11 (f) ....................      38.30%      06/25/37          110,377
               Wells Fargo Mortgage Backed Securities Trust
   1,129,941      Series 2006-8, Class A15 ........................       6.00%      07/25/36        1,135,160
     161,000      Series 2006-AR1, Class 2A5 (f) ..................       5.36%      03/25/36          161,360
     380,976      Series 2007-7, Class A38 ........................       6.00%      06/25/37          377,359
     105,122      Series 2007-8, Class 1A16 .......................       6.00%      07/25/37          105,218
     445,561      Series 2007-8, Class 2A2 ........................       6.00%      07/25/37          442,161
                                                                                                 -------------
                                                                                                     8,585,534
                                                                                                 -------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
               Banc of America Large Loan, Inc.
   1,548,035      Series 2005-MIB1, Class L (f) (g) (h) ...........       3.20%      03/15/22          291,649
               Greenwich Capital Commercial Funding Corp.
   1,180,000      Series 2007-GG11, Class AJ (f) ..................       6.05%      12/10/49        1,148,876
               Vornado DP LLC
     930,000      Series 2010-VNO, Class D (b) ....................       6.36%      09/13/28        1,078,248
                                                                                                 -------------
                                                                                                     2,518,773
                                                                                                 -------------
               TOTAL MORTGAGE-BACKED SECURITIES ..............................................      11,104,307
               (Cost $11,002,068)                                                                -------------

SENIOR FLOATING-RATE LOAN INTERESTS - 2.1%

               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
   1,000,000   Fairpoint Communications, Inc., Term
                  Loan (f) ........................................       7.50%      02/14/19          984,310
                                                                                                 -------------
               FOOD & STAPLES RETAILING - 0.4%
     675,000   Albertsons, Inc. (f) ...............................       5.00%      02/27/16          682,229
                                                                                                 -------------
               HEALTHCARE - 0.7%
   1,000,000   inVentiv Health, Inc., Term Loan B (f) .............       7.50%      08/04/16          990,830
                                                                                                 -------------
               UTILITY - 0.4%
     834,744   Texas Competitive Electric Holdings Co., LLC
                  Tranche B2 (f) ..................................   4.70%-4.79%    10/10/17          613,796
                                                                                                 -------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS .....................................       3,271,165
               (Cost $3,480,296)                                                                 -------------

STRUCTURED NOTES - 0.0%

   5,750,000   Preferred Term Securities XXV, Ltd. (h) ............       (i)        06/22/37              575
               Preferred Term Securities XXVI, Ltd.
   2,500,000      Subordinated Note (h) ...........................       (i)        09/22/37              250
                                                                                                 -------------
               TOTAL STRUCTURED NOTES ........................................................             825
               (Cost $0)                                                                         -------------


Page 12                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

     SHARES                                        DESCRIPTION                                       VALUE
------------   -------------------------------------------------------------------------------   -------------
PREFERRED SECURITIES - 0.1%

       3,500   Independence III CDO, Ltd., Series 3A,
                 Class PS (h) (i) ............................................................   $       3,500
       4,000   Soloso CDO, Ltd., Series 2005-1 (h) (i) .......................................          40,000
       9,000   White Marlin CDO, Ltd., Series AI (h) (i) (j) .................................          45,000
                                                                                                 -------------
               TOTAL PREFERRED SECURITIES ....................................................          88,500
               (Cost $0)                                                                         -------------

               TOTAL INVESTMENTS - 132.8% ....................................................     201,136,517
               (Cost $185,938,520) (k)

               OUTSTANDING LOAN - (35.9%) ....................................................     (54,400,000)
               NET OTHER ASSETS AND LIABILITIES - 3.1% .......................................       4,722,008
                                                                                                 -------------
               NET ASSETS - 100.0% ...........................................................   $ 151,458,525
                                                                                                 =============

---------------------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2013, securities noted as such amounted to $38,603,196 or 25.49% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2013.

(d)   The issuer filed for bankruptcy on April 1, 2013.

(e)   Security missed one or more of its interest payments.

(f) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2013.

(g)   Security is receiving less than the stated coupon.

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(i)   Zero coupon security.

(j)   The issuer is in default. Income is not being accrued.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $17,279,499 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,081,502.

CDO   Collateralized Debt Obligation


                  See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
APRIL 30, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                         4/30/2013         PRICES          INPUTS           INPUTS
                                                       -------------    ------------    -------------    ------------
Corporate Bonds and Notes*.........................    $ 161,410,300    $         --    $ 161,410,300    $         --
Foreign Corporate Bonds and Notes*.................       13,274,108              --       13,274,108              --
Asset-Backed Securities............................       11,987,312              --       11,987,312              --
Mortgage-Backed Securities:
    Collateralized Mortgage Obligations............        8,585,534              --        8,585,534              --
    Commercial Mortgage-Backed Securities..........        2,518,773              --        2,518,773              --
Senior Floating-Rate Loan Interests*...............        3,271,165              --        3,271,165              --
Structured Notes...................................              825              --              825              --
Preferred Securities...............................           88,500              --               --          88,500
                                                       -------------    ------------    -------------    ------------
Total Investments..................................    $ 201,136,517    $         --    $ 201,048,017    $     88,500
                                                       =============    ============    =============    ============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2013.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2012
   Preferred Securities                                        $   88,500
Net Realized Gain (Loss)                                               --
Net Change in Unrealized Appreciation/Depreciation                     --
Purchases                                                              --
Sales                                                                  --
Transfers In                                                           --
Transfers Out                                                          --
ENDING BALANCE AT APRIL 30, 2013
   Preferred Securities                                            88,500
                                                               ----------
Total Level 3 holdings                                         $   88,500
                                                               ==========

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2013.


Page 14                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2013 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $185,938,520).........................................................................      $201,136,517
Cash...........................................................................................         4,517,637
Prepaid expenses...............................................................................            43,896
Interest receivable............................................................................         3,565,352
Other assets...................................................................................               114
                                                                                                     ------------
      Total Assets.............................................................................       209,263,516
                                                                                                     ------------
LIABILITIES:
Outstanding loan...............................................................................        54,400,000
Payables:
   Investment securities purchased.............................................................         3,142,548
   Investment advisory fees....................................................................           150,503
   Audit and tax fees..........................................................................            42,263
   Administrative fees.........................................................................            19,982
   Custodian fees..............................................................................            15,542
   Printing fees...............................................................................            13,061
   Transfer agent fees.........................................................................             7,236
   Legal fees..................................................................................             5,075
   Interest and fees on loan...................................................................             3,874
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             4,136
                                                                                                     ------------
      Total Liabilities........................................................................        57,804,991
                                                                                                     ------------
NET ASSETS.....................................................................................      $151,458,525
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $204,274,226
Par value......................................................................................            84,589
Accumulated net investment income (loss).......................................................         2,130,149
Accumulated net realized gain (loss) on investments............................................       (70,228,436)
Net unrealized appreciation (depreciation) on investments......................................        15,197,997
                                                                                                     ------------
NET ASSETS.....................................................................................      $151,458,525
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      17.91
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,458,869
                                                                                                     ============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $  7,755,322
                                                                                                     ------------
   Total investment income.....................................................................         7,755,322
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           898,264
Interest and fees on loan......................................................................           346,445
At the market offering costs...................................................................           128,450
Administrative fees............................................................................           104,382
Audit and tax fees.............................................................................            38,927
Printing fees..................................................................................            38,123
Transfer agent fees............................................................................            19,821
Custodian fees.................................................................................            13,405
Trustees' fees and expenses....................................................................             8,925
Legal fees.....................................................................................             7,269
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            43,990
                                                                                                     ------------
   Total expenses..............................................................................         1,652,626
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         6,102,696
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................         1,539,984
   Net change in unrealized appreciation (depreciation) on investments.........................         5,694,196
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,234,180
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 13,336,876
                                                                                                     ============


Page 16                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2013          ENDED
                                                                                         (UNAUDITED)       10/31/2012
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................     $    6,102,696   $   12,821,067
Net realized gain (loss)...........................................................          1,539,984         (204,326)
Net change in unrealized appreciation (depreciation)...............................          5,694,196        7,275,057
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations....................         13,336,876       19,891,798
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (6,195,267)      (5,019,769)
Net realized gain..................................................................                 --               --
Return of capital..................................................................                 --       (7,678,703)
                                                                                        --------------   --------------
Total distributions to shareholders................................................         (6,195,267)     (12,698,472)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings...................            112,291        5,582,406
Proceeds from Common Shares reinvested.............................................                 --          319,447
Net increase (decrease) in net assets resulting from capital transactions..........            112,291        5,901,853
                                                                                        --------------   --------------
Total increase (decrease) in net assets............................................          7,253,900       13,095,179
                                                                                        --------------   --------------
NET ASSETS:
Beginning of period................................................................        144,204,625      131,109,446
                                                                                        --------------   --------------
End of period......................................................................     $  151,458,525   $  144,204,625
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period..........................     $    2,130,149   $    2,222,720
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          8,452,416        8,106,875
Common Shares sold through at the market offerings.................................              6,453          326,295
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --           19,246
                                                                                        --------------   --------------
Common Shares at end of period.....................................................          8,458,869        8,452,416
                                                                                        ==============   ==============


                       See Notes to Financial Statements                 Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...................     $   13,336,876
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................        (23,957,313)
      Sales, maturities and paydowns of investments................................         23,453,429
      Net amortization/accretion of premiums/discounts on investments..............            (34,046)
      Net realized gain/loss on investments........................................         (1,539,984)
      Net change in unrealized appreciation/depreciation on investments............         (5,694,196)
Changes in assets and liabilities:
      Decrease in interest receivable..............................................            139,411
      Decrease in prepaid expenses.................................................             82,855
      Increase in other assets.....................................................              (114)
      Decrease in interest and fees on loan payable................................            (65,093)
      Decrease in investment advisory fees payable.................................               (716)
      Decrease in audit and tax fees payable.......................................            (28,572)
      Decrease in legal fees payable...............................................             (6,490)
      Decrease in printing fees payable............................................            (13,178)
      Increase in administrative fees payable......................................              4,853
      Increase in custodian fees payable...........................................              9,372
      Increase in transfer agent fees payable......................................              2,933
      Decrease in Trustees' fees and expenses payable..............................             (1,957)
      Decrease in other liabilities................................................            (13,386)
                                                                                        --------------

CASH PROVIDED BY OPERATING ACTIVITIES..............................................                      $    5,674,684
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares sold...............................................            112,291
      Distributions to Common Shareholders from net investment income..............         (6,195,267)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES..................................................                          (6,082,976)
                                                                                                         --------------
Decrease in cash...................................................................                            (408,292)
Cash at beginning of period........................................................                           4,925,929
                                                                                                         --------------
CASH AT END OF PERIOD..............................................................                      $    4,517,637
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                      $      411,538
                                                                                                         ==============


Page 18                See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       SIX MONTHS
                                          ENDED          YEAR         YEAR            YEAR               YEAR              YEAR
                                        4/30/2013        ENDED        ENDED           ENDED              ENDED            ENDED
                                       (UNAUDITED)    10/31/2012   10/31/2011   10/31/2010 (a)(b)  10/31/2009 (b)(c)  10/31/2008 (b)
                                       -----------    -----------  -----------  -----------------  -----------------  --------------

Net asset value, beginning of
   period ............................  $   17.06      $   16.17    $   15.87       $   14.22          $   25.56        $   48.93
                                        ---------      ---------    ---------       ---------          ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........       0.72           1.52         0.59            1.86               3.87             6.12
Net realized and unrealized gain
   (loss) ............................       0.86           0.90         0.32            1.17             (11.31)          (23.49)
                                        ---------      ---------    ---------       ---------          ---------        ---------
Total from investment operations .....       1.58           2.42         0.91            3.03              (7.44)          (17.37)
                                        ---------      ---------    ---------       ---------          ---------        ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ................      (0.73)         (0.61)       (0.54)              --             (0.27)           (5.13)
Net realized gain ....................         --             --           --              --                 --               --
Return of capital ....................         --          (0.94)       (0.07)          (1.38)             (3.63)           (0.87)
                                        ---------      ---------    ---------       ---------          ---------        ---------
Total from distributions to Common
   Shareholders ......................      (0.73)         (1.55)       (0.61)          (1.38)             (3.90)           (6.00)
                                        ---------      ---------    ---------       ---------          ---------        ---------
Premiums from shares sold in Common
   Share offerings ...................       0.00 (d)       0.02           --              --                 --               --
                                        ---------      ---------    ---------       ---------          ---------        ---------
Net asset value, end of period .......  $   17.91      $   17.06    $   16.17       $   15.87          $   14.22        $   25.56
                                        =========      =========    =========       =========          =========        =========
Market value, end of period ..........  $   17.41      $   17.69    $   14.51       $   14.49          $   13.17        $   21.45
                                        =========      =========    =========       =========          =========        =========
TOTAL RETURN BASED ON NET ASSET
   VALUE (e) .........................       9.62%         16.11%       13.60%          23.46%            (28.92)%         (37.09)%
                                        =========      =========    =========       =========          =========        =========
TOTAL RETURN BASED ON MARKET
   VALUE (e) .........................       2.76%         34.16%       11.64%          21.71%            (22.00)%         (42.84)%
                                        =========      =========    =========       =========          =========        =========

---------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period
   (in 000's) ........................  $ 151,459      $ 144,205    $ 131,109       $  50,468          $  45,159        $  80,740
Ratio of total expenses to average
   net assets ........................       2.27% (f)      2.52%        2.35%           2.29%              1.77%            4.09%
Ratio of total expenses to average
   net assets excluding interest
   expense............................       1.79% (f)      1.93%        1.93%           2.21%              1.77%            2.45%
Ratio of net investment income (loss)
   to average net assets .............       8.38% (f)      9.52%        9.65%          12.54%             22.79%           16.48%
Portfolio turnover rate ..............         12%            33%          49%            332% (g)           147% (g)           4%
INDEBTEDNESS:
Total loan outstanding (in 000's) ....  $  54,400      $  54,400    $  54,400          N/A                N/A              N/A
Asset coverage per $1,000 of
   indebtedness (h) ..................  $   3,784      $   3,651    $   3,410          N/A                N/A              N/A

---------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the shareholders voted to approve both agreements.

(b) All share amounts, net asset values and market values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

(c) On June 29, 2009, the Fund's Board of Trustees approved a new sub-advisory agreement with Brookfield, and on October 14, 2009, the shareholders voted to approve the new sub-advisory agreement with Brookfield.

(d)   Amount represents less than $0.01 per share.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)   Annualized.

(g) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(h) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


                       See Notes to Financial Statements                 Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)

                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2013, is included with the Fund's Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2013, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2013, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                 % OF
                                                 ACQUISITION   PRINCIPAL                CARRYING                 NET
SECURITY                                            DATE      VALUE/SHARES   PRICE        COST        VALUE     ASSETS
------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.20%, 03/15/22      06/26/06   $  1,548,035  $ 18.84   $  1,094,625  $  291,649    0.19%

Independence III CDO, Ltd.
   Series 3A, Class PS                              4/11/06          3,500     0.00*            --       3,500    0.00**

Park Place Securities, Inc.
   Series 2004-WCW2, Class M10, 2.95%, 10/25/34    03/24/06   $    175,389     0.30             --         517    0.00**

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                           03/27/07   $  5,750,000     0.00*            --         575    0.00**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37        06/06/07   $  2,500,000     0.00*            --         250    0.00**

Soloso CDO, Ltd., Series 2005-1                    04/24/06          4,000    10.00             --      40,000    0.03

White Marlin CDO, Ltd., Series AI                  06/01/07          9,000     5.00             --      45,000    0.03
                                                                                      ------------  ----------  ------
                                                                                      $  1,094,625  $  381,491    0.25%
                                                                                      ============  ==========  ======

*  Amount is less than $0.01.
** Amount is less than 0.01%.

D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

Distributions paid from:
Ordinary income.................................      $    5,019,769
Capital gain....................................                  --
Return of capital...............................           7,678,703

As of October 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................      $           --
Undistributed capital gains.....................                  --
                                                      --------------
Total undistributed earnings....................                  --
Accumulated capital and other losses............         (30,225,671)
Net unrealized appreciation (depreciation)......         (29,131,334)
                                                      --------------
Total accumulated earnings (losses).............         (59,357,005)
Other...........................................            (684,894)
Paid-in capital.................................         204,246,524
                                                      --------------
Net assets......................................      $  144,204,625
                                                      ==============

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2012, the Fund had pre-enactment net capital losses for federal income tax purposes of $30,225,671 expiring as follows:

         EXPIRATION DATE            AMOUNT
         October 31, 2016       $   153,970
         October 31, 2017         7,674,875
         October 31, 2018        15,342,938
         October 31, 2019         7,053,888

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


Of these losses, $30,191,056 are subject to loss limitation resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

During the taxable year ended October 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $705,151.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of April 30, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2013, were $27,099,861 and $23,453,429, respectively.

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 100 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


The average amount outstanding for the six months ended April 30, 2013 was $54,400,000, with a weighted average interest rate of 1.10%. As of April 30, 2013, the Fund had outstanding borrowings of $54,400,000 under this committed facility agreement. The high and low annual interest rates for the six months ended April 30, 2013 were 1.11% and 1.08%, respectively. The interest rate at April 30, 2013 was 1.08%.

                           6. COMMON SHARE OFFERINGS

On June 8, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Sales of Common Shares made under the sales agreement will be made pursuant to a "shelf" registration statement on Form N-2 (the "Registration Statement") that will require the Fund to obtain effectiveness from the SEC on an annual basis. The Registration Statement has not been effective since February 2013 and therefore Common Shares have not been offered under the sales agreement since that time. Any future sales of Common Shares under the sales agreement will be made pursuant to an effective Registration Statement. Transactions related to offerings under such sales agreement are as follows:

                                        COMMON                                                     NET PROCEEDS
                                        SHARES        NET PROCEEDS      NET ASSET VALUE             RECEIVED IN
                                         SOLD           RECEIVED        OF SHARES SOLD       EXCESS OF NET ASSET VALUE
                                      ----------      ------------      ---------------      -------------------------
Six Months Ended 4/30/13                  6,453       $    112,291       $    109,427              $      2,864
Year Ended 10/31/12                     326,295          5,582,406          5,436,347                   146,059

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 8. LITIGATION

Lehman Brothers Special Finance, Inc. ("LBSF") is maintaining a certain class action in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"), seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on Lehman Brothers' bankruptcy. The Class Litigation was filed September 14, 2010. The Class Litigation names the issuers of certain asset-backed securities (the "Issuer Defendants"), the trustees for such securities (the "Trustee Defendants") and certain of the investors in the securities (the "Named Noteholder Defendants"). On July 11, 2012, special counsel for LBSF filed a motion in the United States Bankruptcy Court for the Southern District of New York to add additional Named Noteholder Defendants, including the Fund and two funds (First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III) subsequently reorganized into the Fund in the Class Litigation. On July 18, 2012, the court granted the motion to add the Named Noteholder Defendants, including the Fund. The Court in the Class Litigation entered an order on February 15, 2013 imposing a stay in the action until July 20, 2013.

The Fund has been advised that it, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III received, in the aggregate, $6,750,000 from one Issuer Defendant. Based on the current status of the Class Litigation, the Fund cannot predict the outcome of the Class Litigation at this time.

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)


INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On May 20, 2013, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on June 5, 2013, payable June 17, 2013.

On June 20, 2013, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on July 3, 2013, payable July 15, 2013.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                           APRIL 30, 2013 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund, was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 7,083,334, the number of votes against was 180,891 and the number of abstentions was 1,194,644. The number of votes cast in favor of Mr. Nielson was 7,106,027, the number against was 158,198 and the number of abstentions was 1,194,644. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

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

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 18, 2013
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 18, 2013
     ------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 18, 2013
     ------------------

* Print the name and title of each signing officer under his or her signature.